UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Miles B. Yakre

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Miles B. Yakre	Dated as of April 1, 2013
Miles B. Yakre
Senior Vice President, Chief Financial Officer and Treasurer, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Sylvia Wagner

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Sylvia Wagner	Dated as of April 1, 2013
Sylvia Wagner
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Christopher J. Pagano

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Pagano	Dated as of March 14, 2013
Christopher J. Pagano
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of March 14, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

S. Craig Lemasters

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ S. Craig Lemasters	Dated as of April 1, 2013
S. Craig Lemasters
Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

Michael J. Peninger

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael J. Peninger	Dated as of April 1, 2013
Michael J. Peninger
Chairman of the Board

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986

UNION SECURITY INSURANCE COMPANY

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John Steven Roberts	Dated as of April 1, 2013
John Steven Roberts
President and Chief Executive Officer, Director

Appendix A

Union Security Insurance Company Power of Attorney

Dated as of April 1, 2013

Filed on Form N-4

File Numbers:

333-79701

333-43799

033-37577

033-19421

333-65233

033-63935

333-43886

033-73986